SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2001

                          DIRECTION TECHNOLOGIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                   0-30118               88-0413417
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)



  PMB 723, 250 "H" Street, Blaine, Washington                 98230
--------------------------------------------------------------------------------
  (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including are code:  (604) 683-6648
       ------------------------------------------------------------------



                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On March 8, 2001, Direction Technologies, Inc. (the "Company" or "Direction") acquired Empyrean Communications, Inc., a Texas corporation with offices in Houston, Texas ("Empyrean"), through a tax-free, stock-for-stock reorganization. Direction issued 15,000,000 shares of its common stock for all of the shares of Empyrean.

Empyrean is an international broadband provider capable of delivering fiber capacity to OC-192 levels. Empyrean is currently working to "light up" the 29,000 miles of fiber-optical digital broadband it currently has under contract. Empyrean also currently has five OC-48 Bandwidth dark fiber circuits under contract in ten U.S. cities for ten years.

The description of the transaction set forth above is qualified in its entirety by the provisions of the Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Empyrean Communications, Inc. by Direction Technologies, Inc. dated February 28, 2000, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Statements in this report that are not strictly historical are "forward-looking" statements which should be considered subject to the many uncertainties that exist in the Company's operations and business environment. These uncertainties, which include economic conditions, market demand and pricing, competitive and cost factors, and the like, are included in this release.


Item 7.  Financial Statements and Exhibits

(a)  Financial statements of businesses acquired

It is not practicable to include the financial statements of Empyrean as required by Rule 3-05(b) of Regulation S-X at this time. The Company intends to file such information on or before May 7, 2000.

(b)  Pro forma financial information

It is not practicable to include the pro forma financial information as required by Article 11 of Regulation S-X at this time. The Company intends to file such information on or before May 7, 2000.

(c)  Exhibits

10.1 Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Empyrean Communications, Inc. by Direction Technologies, Inc. dated February 28, 2000.

The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of the exhibits to the Agreements and Plans of Reorganization upon request.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DIRECTION TECHNOLOGIES, INC.

                                                   /s/Dale Renaud
                                                  ------------------------------
                                                  Dale A. Renaud,
                                                  Chief Executive Officer
Date:  March 19, 2001

                                  EXHIBIT INDEX


                                  Exhibit 10.1

Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Empyrean Communications, Inc. by Direction Technologies, Inc. dated February 28, 2000.

     Exhibit A - Schedule of EMPYREAN Stockholders
     Exhibit B-1 - Letter of Resignation of Rolf Papsdorf
     Exhibit B-2 - Letter of Resignation of Dieter Schindelhauer
     Exhibit B-3 - DIRECTION Resolutions Electing New Board
     Exhibit C - EMPYREAN Resolutions Electing Liebscher
     Exhibit D - Qiblah Spin-Off Terms
     Exhibit E - Declaration and Power of Attorney to Stockholder Representative Exhibit F-1- Legal Opinion of DIRECTION Counsel
     Exhibit F-2 -- Legal Opinion of EMPYREAN Counsel
     Exhibit G - Schedule of Exceptions of EMPYREAN
     Exhibit H -- Resolutions of EMPYREAN -- Authorization
     Exhibit I - Financial Statement of EMPYREAN
     Exhibit J -- Legal Descriptions of Real Property of EMPYREAN
     Exhibit K - List of Personal Property of EMPYREAN
     Exhibit L - Patents, Trademarks, Service Marks of EMPYREAN
     Exhibit M - EMPYREAN Insurance Policies
     Exhibit N - EMPYREAN Bank Accounts and Signatories Therefor
     Exhibit O -- Schedule of Exceptions of DIRECTION
     Exhibit P -- Resolutions of DIRECTION -- Authorization
     Exhibit Q -- Rights to Acquire DIRECTION Stock
     Exhibit R -- Financial Statements of DIRECTION
     Exhibit S - DIRECTION Annual Report
     Exhibit T - DIRECTION Proxy Statement
     Exhibit U - Patents, Trademarks, Service Marks of DIRECTION
     Exhibit V - DIRECTION Insurance Policies
     Exhibit W - DIRECTION Bank Accounts and Signatories Therefor

Exhibit 10.1




                    AGREEMENT AND PLAN OF REORGANIZATION

          FOR THE ACQUISITION OF ALL OF THE OUTSTANDING SHARES OF

              COMMON STOCK OF EMPYREAN COMMUNICATIONS, INC.

                      BY DIRECTION TECHNOLOGIES, INC.









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                                TABLE OF CONTENTS
                                                                            PAGE

RECITALS                                                                       1

ARTICLE I - THE REORGANIZATION                                                 2

ARTICLE II - EXCHANGE OF SHARES                                                5

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF EMPYREAN                       6

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF DIRECTION                      15

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS                    23

ARTICLE VI - MISCELLANEOUS                                                    25


EXHIBITS:

     Schedule of EMPYREAN Stockholders                                      "A"

     Letter of Resignation of Rolf Papsdorf                                "B-1"

     Letter of Resignation of Dieter Schindelhauer                         "B-2"

     DIRECTION Resolutions Electing New Board                              "B-3"

     EMPYREAN Resolutions Electing Liebscher                                "C"

     Qiblah Spin-Off Terms                                                  "D"

     Declaration and Power of Attorney to Stockholder Representative        "E"

     Legal Opinion of DIRECTION Counsel                                    "F-1"

     Legal Opinions of EMPYREAN Counsel                                    "F-2"

     Schedule of Exceptions of EMPYREAN                                     "G"

     Resolutions of EMPYREAN--Authorization                                 "H"

     Financial Statements of EMPYREAN                                       "I"

     Legal Descriptions of Real Property of EMPYREAN                        "J"

     List of Personal Property of EMPYREAN                                  "K"

     Patents, Trademarks, Service Marks of EMPYREAN                         "L"

     EMPYREAN Insurance Policies                                            "M"

     EMPYREAN Bank Accounts and Signatories Therefor                        "N"

     Schedule of Exceptions of DIRECTION                                    "O"

     Resolutions of DIRECTION--Authorization                                "P"

     Rights to Acquire DIRECTION Stock                                      "Q"

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     Financial Statements of DIRECTION                                      "R"

     DIRECTION Annual Report                                                "S"

     DIRECTION Quarterly Report                                             "T"

     Patents, Trademarks, Service Marks of DIRECTION                        "U"

     DIRECTION Insurance Policies                                           "V"

     DIRECTION Bank Accounts and Signatories Therefor                       "W"

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Page 1

                    AGREEMENT AND PLAN OF REORGANIZATION
          FOR THE ACQUISITION OF ALL OF THE OUTSTANDING SHARES OF
              COMMON STOCK OF EMPYREAN COMMUNICATIONS, INC.
                      BY DIRECTION TECHNOLOGIES, INC.

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of the 28th day of February, 2001, by and among only the common stockholders of EMPYREAN COMMUNICATIONS, INC. who are signatories to this Agreement and whose names are listed in Exhibit "A," a copy of which is attached hereto and incorporated herein by this reference (the "Stockholders"), EMPYREAN COMMUNICATIONS, INC. ("EMPYREAN"), a Texas corporation, and DIRECTION TECHNOLOGIES, INC. ("DIRECTION"), a Nevada corporation.

                                   RECITALS:

     A. WHEREAS, the transactions described in this Agreement are related to the transactions contemplated in the Letter of Intent between DIRECTION and EMPYREAN dated January 4, 2001 (the "LOI"), and the parties hereto acknowledge that the terms of this Agreement are intended to supersede the terms set forth in the LOI; and

     B. WHEREAS, the Stockholders together own, beneficially and of record, the issued and outstanding shares of the common stock of EMPYREAN (hereinafter the shares of common stock are referred to as the "Empyrean Shares") as set forth in the schedule attached hereto and incorporated herein by this reference as Exhibit "A;" and

     C. WHEREAS, DIRECTION desires to acquire from the Stockholders all of the outstanding Empyrean Shares owned by them solely in exchange for an aggregate of 15,000,000 shares (the "Direction Shares") of the common stock of DIRECTION and the Stockholders desire to exchange their Empyrean Shares for the Direction Shares, the number of the Empyrean Shares being surrendered and the number of Direction Shares being received by the Stockholders are as set forth in Exhibit "A" hereto; and

     D. WHEREAS, DIRECTION is acting through KENNETH B. LIEBSCHER ("LIEBSCHER"), as authorized by the Board of Directors, and the Stockholders are acting through DALE A. RENAUD ("RENAUD"), a member of the Board of Directors and

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the President of EMPYREAN, (RENAUD is sometimes referred to as the "Stockholder
Representative"); and

     E. WHEREAS, the parties hereto desire to set forth the definitive terms and conditions upon which the Stockholders shall exchange with DIRECTION, and DIRECTION shall exchange with the Stockholders, the stock owned by each of them; and

     F. WHEREAS, it is intended that EMPYREAN, DIRECTION, and their respective stockholders will recognize no gain or loss for U.S. federal income tax purposes under Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder as a result of the Reorganization; and

    G. WHEREAS, the parties hereto have entered into or may enter into other agreements simultaneously with the execution of this Agreement which are not intended to influence the tax-free result of exchange of the Empyrean Shares for the Direction Shares;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein, and in accordance with the applicable provisions of state law, the parties hereto covenant and agree as follows:

                                    ARTICLE I

                                THE REORGANIZATION

     1.1 The Reorganization. On and as of the Closing (as defined in Section 1.3 below) of this Agreement, the Stockholders shall surrender all of the Empyrean Shares in exchange for the Direction Shares in the amounts set forth in Exhibit "A." The transactions contemplated hereby are intended to qualify as a tax-free reorganization under 368(a)(1)(B) of the Code and the regulations promulgated thereunder and the parties hereto agree to report them as such.

     1.2 Escrow. The parties shall establish an escrow (the "Escrow") with Gibson, Haglund & Paulsen, counsel to DIRECTION, at 2 Park Plaza, Suite 450,

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Irvine, California 92614 (the "Escrow Holder") to facilitate the reorganization as further set forth herein.

     1.3 Closing. The closing of the Reorganization (the "Closing") shall take place (i) at the offices of Gibson, Haglund & Paulsen, counsel to DIRECTION, at 2 Park Plaza, Suite 450, Irvine, California 92614 at 2:00 p.m., local time, on March 8, 2001; or (ii) at such other time and place and on such other date as the Stockholder Representative, EMPYREAN, and DIRECTION agree (the "Closing Date"). The Closing Date shall be the "Effective Date" of the Reorganization.

     1.4 Taking of Necessary Actions. The Stockholder Representative (acting on behalf of the Stockholders), EMPYREAN, and DIRECTION shall each take all such actions as may be reasonably necessary or appropriate in order to effectuate the transactions contemplated hereby and to make the Reorganization effective as of the Effective Date. If at any time after the Effective Date any further action is necessary or desirable to carry out the purposes of this Agreement and to vest DIRECTION with full title to all of the Empyrean Shares, the Stockholder Representative, on behalf of the Stockholders, and the officers and directors of EMPYREAN and DIRECTION, at the expense of the DIRECTION, shall take all such necessary or appropriate action. To effect the intents and purposes of this Agreement, the following actions shall be taken at the Closing, shall be deemed to occur simultaneously, and the accomplishment of which actions by the parties whose duty it is to perform such actions is duly acknowledged by the execution of this Agreement by the parties hereto:

          1.4.1 Election of New DIRECTION Board; Election of LIEBSCHER to EMPYREAN Board. As a condition to the Closing, the current members of the Board of Directors of DIRECTION other than LIEBSCHER shall resign as members of the Board of Directors of DIRECTION, which letters of resignation are attached hereto as Exhibits "B-1" and "B-2,"and LIEBSCHER, in accordance with the Unanimous Written Consent of DIRECTION attached hereto as Exhibit "B-3" as the sole DIRECTION Board member, shall elect the following persons to fill the vacancies on the DIRECTION Board of Directors: RENAUD, GEORGE BURKS ("BURKS") and ROBERT L. LEE ("LEE"). As a condition to the Closing, the current members of the Board of Directors of EMPYREAN shall reconstitute the Board of Directors of EMPYREAN so that its members shall be RENAUD, BURKS, LEE and LIEBSCHER as set forth in the Unanimous Written Consent of EMPYREAN attached hereto as Exhibit "C."

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          1.4.2     Election of New Officers of DIRECTION.  As a condition to
the Closing, the officers of DIRECTION shall resign as set forth in Exhibits "B-1" and "B-2," and the Board of Directors of DIRECTION shall elect RENAUD as President and Chief Executive Officer and BURKS as Secretary as set forth in the Unanimous Written Consent of DIRECTION attached hereto as Exhibit "B-3."

          1.4.3 Spin-Off of Qiblah Locator Assets. The parties acknowledge that it is their intention to spin-off the assets of DIRECTION related to the Qiblah Locator to Qiblah International Technologies Ltd. as described in Exhibit "D."

          1.4.4 Delivery of Executed Agreement and Empyrean Shares. The Stockholders, on their own behalf or through the Stockholder Representative, shall deliver their Empyrean Shares, an executed copy of this Agreement, and an executed copy of the Power of Attorney attached hereto as Exhibit "E" to the Escrow Holder prior to the Closing. If the Closing does not occur on or before March 31, 2001, the Escrow Holder shall return the executed copy of this Agreement and the Empyrean Shares to the Stockholder Representative. Notwithstanding the foregoing, the parties agree that as long as 80% of the Empyrean Shares have been delivered to Escrow Holder prior to the Closing, then the Closing may proceed and the period for delivering the remaining 20% of the Empyrean Shares shall be extended for 30 days.

          1.4.5 Lock-Up of Direction Shares. The Stockholders agree that any of their Direction Shares shall be sold in accordance with the provisions of Rule 144 promulgated under the Securities Act of 1933.

          1.4.6     Due Diligence by the Parties.   DIRECTION and its agents,
attorneys, and representatives acknowledge that they have had full and free access to the properties, books, and records of EMPYREAN for purposes of conducting investigations of the EMPYREAN business. EMPYREAN and its agents, attorneys, and representatives acknowledge that they have had full and free access to the properties, books, and records of DIRECTION for purposes of conducting investigations of the DIRECTION business. DIRECTION and EMPYREAN acknowledge by their execution of this Agreement the satisfactory results of their respective due diligence reviews.

          1.4.7 Power of Attorney. RENAUD, as Stockholder Representative, shall deliver to DIRECTION copies of the power of attorney in the form attached hereto as Exhibit "E," providing for the appointment of the Stockholder

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Representative as attorney-in-fact for the individual Stockholders to effect the exchange of certificates of the Empyrean Shares for the Direction Shares and to take such other actions at the Closing as may be necessary to consummate this Agreement. Each of the Stockholders shall execute and deliver to the Escrow Holder a copy of Exhibit "E" together with their signature and delivery of this Agreement to DIRECTION.

          1.4.8 Legal Opinions. At the Closing, counsel to DIRECTION and counsel to EMPYREAN shall each deliver an opinion of counsel pertaining to good standing, authorization and valid issuance of the shares of their respective clients, the capitalization of their respective clients, the due authorization of the Reorganization, and such other matters as are customary in transactions of this type, in the form of Exhibit "F-1," for DIRECTION's counsel, and Exhibit "F-2," for EMPYREAN's counsel, copies of which are attached hereto.

                                 ARTICLE II

                              EXCHANGE OF SHARES

     2.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, and assuming that all actions have been taken as set forth in Section
1.4 above on the Closing Date, by virtue of the Reorganization and without any further action on the part of the Stockholders, EMPYREAN, or DIRECTION, all of the Empyrean Shares, with respect to which the respective Stockholders owning such Empyrean Shares shall have executed a signature page of this Agreement, shall be exchanged for the Direction Shares in the amounts set forth in Exhibit "A" for such Stockholders. Each share of the Direction Shares shall be validly issued, duly authorized, fully paid, and nonassessable shares of the Common Stock of DIRECTION as of the Closing Date.

     2.2 Exchange of Certificates. In advance of the Closing, DIRECTION shall present and deliver to the Escrow Holder the stock certificates representing all of the Direction Shares. Also in advance of the Closing, the Stockholders or the Stockholder Representative shall present and deliver to the Escrow Holder all of the certificates representing the Empyrean Shares, or lost certificate affidavits in a form acceptable to DIRECTION. At the Closing, the

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Escrow Holder shall present and deliver to the Stockholder Representative the stock certificates representing all of the Direction Shares. Also at the Closing, the Escrow Holder shall present and deliver to DIRECTION all of the certificates representing the Empyrean Shares, or lost certificate affidavits.

     2.3 No Further Rights. From and after the Closing Date, holders of certificates formerly evidencing the Empyrean Shares shall cease to have any rights as stockholders of EMPYREAN, except as provided herein or by applicable law.

     2.4 Stockholder Approval. The Closing shall be contingent upon the agreement of Stockholders holding a minimum of 80% of the outstanding Empyrean Shares. At such time as Stockholders holding a minimum of 80% of the Empyrean Shares have entered into this Agreement, the parties shall proceed with the Closing.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF EMPYREAN

     Except as set forth in the Schedule of Exceptions attached hereto and incorporated herein by reference as Exhibit "G," EMPYREAN represents and warrants to, and covenants with, DIRECTION, as of the date hereof and as of the Closing Date, as follows:

     3.1 Organization and Corporate Power. EMPYREAN is a corporation duly organized, in good standing, and validly existing under the laws of Texas. EMPYREAN has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties, which it now owns and leases. The charter documents of EMPYREAN as amended to date and the resolutions of EMPYREAN's stockholders (if necessary) and directors authorizing the execution, delivery, and performance of this Agreement, all certified by the President and the Secretary, which have previously been provided to DIRECTION by EMPYREAN, are true and complete copies thereof as currently in effect.

     3.2 Authorization. EMPYREAN has full corporate power, legal capacity, and authority to enter into this Agreement, to execute all attendant documents and instruments contemplated hereby, and to perform all of its obligations hereunder. This Agreement, and each and every other agreement, document and

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instrument to be executed by EMPYREAN in connection herewith, has been effectively authorized by all necessary action on the part of EMPYREAN, including without limitation the approval of EMPYREAN's Board of Directors (and stockholders, if necessary), which authorizations remain in full force and effect, have been duly executed and delivered by EMPYREAN. A copy of the resolutions of the EMPYREAN Board of Directors and (stockholders, if necessary) authorizing the execution, delivery, and performance of this Agreement, all certified by the Secretary of EMPYREAN, are attached hereto as Exhibit "H." No other authorizations or proceedings on the part of EMPYREAN or Stockholders, or otherwise, are required to authorize this Agreement and/or the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of EMPYREAN and is enforceable against EMPYREAN in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

     3.3. No Conflicts; No Consents. Other than that set forth in the Schedule of Exceptions, neither the execution and delivery of this Agreement, nor the consummation by EMPYREAN or the Stockholders of any of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) conflict with or result in a material breach of, violation of, or default under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument, permit, authorization, or obligation (including, without limitation, any of its charter documents) to which EMPYREAN is a party or by which it or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to EMPYREAN or its assets or properties, the violation of which would have a material adverse effect upon the business, properties, or assets, or in the condition (financial or otherwise) of EMPYREAN. No authorization, consent or approval of any public body or authority was or is necessary for the consummation by EMPYREAN or the Stockholders of the transactions contemplated by this Agreement.

     3.4 Capitalization. The authorized capital stock of EMPYREAN consists of 15,000,000 shares of common stock, no par value per share. As of the Effective Date, there are 15,000,000 shares of common stock issued and

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outstanding.  No options or warrants to purchase common stock of EMPYREAN have been granted or are outstanding. EMPYREAN does not have any contracts or obligations to issue, redeem, repurchase, or otherwise reacquire any equity security of EMPYREAN. All of the Empyrean Shares are duly authorized, validly issued and outstanding, fully paid, and nonassessable and have been issued in conformity with all applicable laws.

     3.5 No Pending Material Litigation or Proceedings. There are no actions, suits or proceedings pending or, to the best knowledge of EMPYREAN, threatened against or affecting EMPYREAN affecting the Stockholders' rights in the Empyrean Shares (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers, directors of EMPYREAN or the Stockholders in connection with the business, operations or affairs of either of them, which might reasonably be expected to result in any material adverse change in the business, properties or assets, or in the condition (financial or otherwise) of EMPYREAN, or which question or challenge the Reorganization. EMPYREAN is not subject to any voluntary or involuntary proceeding under federal bankruptcy laws and has not made an assignment for the benefit of creditors.

     3.6 Financial Statements; Absence of Undisclosed Liabilities and Certain Developments. Attached hereto as Exhibit "I" are the unaudited and internally prepared financial statements of EMPYREAN, for the year ended December 31, 2000, consisting of EMPYREAN's balance sheets as of such dates (the "Empyrean Balance Sheets"), the related statements of profit or loss for the periods then ended, and the respective notes thereto. Such financial statements (and the notes related thereto) are herein sometimes collectively referred to as the "Empyrean Financial Statements." The Empyrean Financial Statements (i) are derived from the books and records of EMPYREAN, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of EMPYREAN, and (ii) fairly present in all material respects the financial condition of EMPYREAN on the date of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto. Except as and to the extent reflected or reserved against in the Empyrean Balance Sheets, and as to matters arising in the ordinary course of its business since the respective date of the Empyrean Balance Sheets, EMPYREAN has no liability or obligation of a type required by generally accepted accounting

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principles to be reflected in the Empyrean Balance Sheets (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, condition (financial or otherwise) or prospects of EMPYREAN. Except as set forth in Exhibit "G," since December 31, 2000, there has been (a) no declaration, setting aside or payment of any dividend or other distribution with respect to the Empyrean Shares or redemption, purchase or other acquisition of any of the Empyrean Shares or any split-up or other recapitalization relative to any of the Empyrean Shares or any action authorizing or obligating EMPYREAN to do any of the foregoing, (b) no material loss, destruction or damage to any material property or asset of EMPYREAN whether or not insured, (c) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by EMPYREAN otherwise than for fair value and in the ordinary course of business, (d) no discharge or satisfaction by EMPYREAN of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the Empyrean Balance Sheets, or current liabilities incurred since the date thereof in the ordinary course of business,
(e) no sale, assignment or transfer by EMPYREAN of any of its tangible or intangible assets except in the ordinary course of business, cancellation by EMPYREAN of any debts, claims or obligations, or mortgage, pledge, subjection of any assets to any lien, charge, security interest or other encumbrance, or waiver by EMPYREAN of any rights of value which, in any such case, is material to the business of EMPYREAN, (f) no payment of any bonus to or change in the compensation of any director, officer or employee, whether directly or by means of any bonus, pension plan, contract or commitment, (g) no write-off or material reduction in the carrying value of any asset which is material to the business of EMPYREAN, (h) no disposition or lapse of rights as to any intangible property which is material to the business of EMPYREAN, (i) except for ordinary travel advances, no loans or extensions of credit to stockholders, officers, directors or employees of EMPYREAN, (j) no agreement to do any of the things described in this Section 3.6, and (k) no material adverse change in the condition (financial or otherwise) of EMPYREAN or in its assets, liabilities, properties, business, or prospects. Except as set forth in the Empyrean Financial Statements or in Exhibit "G," there are no payments, liabilities, or obligations of any kind due any of the Stockholders.

     3.7 Applicable Permits; Compliance with Laws. EMPYREAN (i) holds all licenses, franchises, permits, and authorizations necessary for the lawful

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conduct of its business as presently conducted and which the failure to so hold would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of EMPYREAN, and (ii) has complied with all applicable statutes, laws, ordinances, rules, and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over it, which the failure to comply with would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of EMPYREAN.

     3.8 Disclosure. Neither this Agreement, nor any material certificate, exhibit, or other written document or statement, furnished to DIRECTION by or on behalf of EMPYREAN or, to its knowledge, the Stockholders in connection with the transactions contemplated by this Agreement contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to be stated in order to make the statements contained herein or therein, when taken as a whole, not misleading. Neither EMPYREAN nor, to its knowledge, the Stockholders has any knowledge of any fact which has not been disclosed in writing to DIRECTION which may reasonably be expected to materially and adversely affect the business, properties, or assets, or the condition (financial or otherwise) of EMPYREAN or title of the Stockholders to the Empyrean Shares or his ability to perform all of the obligations to be performed by him under this Agreement and/or any other agreement between EMPYREAN, the Stockholders, and DIRECTION to be entered into pursuant to any provision of this Agreement.

     3.9 Ownership of EMPYREAN. EMPYREAN issued each Stockholder that number of Shares set forth opposite the Stockholders' respective names on Exhibit "A," which shares, as of the Closing Date, shall constitute issued and outstanding shares of the capital stock of EMPYREAN. The Shares are duly authorized, validly issued and outstanding, fully paid and nonassessable and were issued by EMPYREAN in conformity with all applicable laws.

     3.10 Subsidiaries. EMPYREAN has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever except as reflected in the Empyrean Financial Statements.

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     3.11    Real Property. Exhibit "J," attached hereto and incorporated herein by this reference, contains a complete and accurate legal description or street address of each parcel of real property owned by, or leased to and occupied or subleased by EMPYREAN, and EMPYREAN neither owns or leases, nor occupies, any other real property. The building and all fixtures and improvements located on such real property are in good operating condition, ordinary wear and tear excepted. To the best of its knowledge, EMPYREAN is not in violation of any material zoning, building or safety ordinance, regulation or requirement, or other law or regulation applicable to the operation of owned or leased properties, and EMPYREAN has not received any notice of violation with which its has not complied. All leases of real property to which EMPYREAN is a party and which are material to the business of EMPYREAN are fully effective in accordance with their respective terms and afford EMPYREAN peaceful and undisturbed possession of the subject matter of the lease, and, to the best knowledge of EMPYREAN, there exists no default on the part of EMPYREAN or termination thereof.

     3.12 Tangible Personal Property. Exhibit "K" attached hereto sets forth a complete list of all items of tangible personal property owned or leased and used by EMPYREAN in the current conduct of its business, where the original cost was in excess of $1,000. EMPYREAN has good and marketable title to, or in the case of leased equipment a valid leasehold interest in, and is in possession of, all such items of personal property owned or leased by it, free and clear of all title defects, mortgages, pledges, security interests conditional sales agreements, liens, restrictions or encumbrances, the presence of which would result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of EMPYREAN. Included in Exhibit "K" is a list of all outstanding equipment leases and maintenance agreements to which EMPYREAN is a party as lessee and which individually provide for future lease payments in excess of $1,000 per month, with the identities of the other parties to all such leases and agreements shown thereon. All leases of tangible personal property to which EMPYREAN is a party and which are material to the business of EMPYREAN are fully effective in accordance with their respective terms, and, to the best knowledge of EMPYREAN, there exists no default on the part of EMPYREAN or termination thereof, the presence of which would result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of EMPYREAN. Each item of capital equipment reflected in the Empyrean Balance Sheets which is used in the current conduct of EMPYREAN's business is in good operating and usable condition and repair,

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ordinary wear and tear excepted, and is and will be suitable for use in the ordinary course of EMPYREAN's business and fit for its intended purposes.

     3.13 Tax Matters. EMPYREAN has, since its inception, duly filed all material federal, state, municipal, local, and other tax returns required to have been filed by it in those jurisdictions where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to EMPYREAN. Copies of all such tax returns have been made available for inspection by DIRECTION prior to the execution hereof. All federal, state, municipal, local, and other taxes shown to be due on such returns have been paid or will be paid prior to the time they become delinquent. The amounts reflected in the Empyrean Balance Sheets as liabilities or reserves for taxes which are due but not yet payable are sufficient for the payment of all accrued and unpaid taxes of the types referred to hereinabove and EMPYREAN has no knowledge of any proposed liability for taxes to be imposed upon its properties or assets for which there is not adequate reserve reflected in the Empyrean Financial Statements.

     3.14 Contracts and Commitments. EMPYREAN has no contract, agreement, obligation or commitment, written or oral, expressed or implied, which involves a commitment or liability of EMPYREAN in excess of $1,000 (other than obligations which are included in accounts payable), and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases, or bonus, health or stock option plans, except as described in Exhibits "G" and "I." True and complete copies of all such contracts and other agreements listed in Exhibits "G" and "I" which involve a commitment or liability of EMPYREAN in excess of $1,000 have been made available to DIRECTION prior to the execution hereof. As of the date hereof, to the best of their knowledge, there exist no circumstances that would affect the validity or enforceability of any of such contracts and other agreements in accordance with their respective terms. EMPYREAN has performed and complied in all material respects with all obligations required to be performed by it to date under, and is not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein has not been and shall not be materially and

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adversely affected by the execution and delivery of this Agreement without any further action. EMPYREAN has no contract, agreement, obligation or commitment which to the best knowledge of EMPYREAN requires or will require future expenditures (including internal costs and overhead) in excess of reasonably anticipated receipts, nor which is likely to be materially adverse to EMPYREAN's business, assets, condition (financial and otherwise), or prospects.

     3.15 Proprietary Information. Except as disclosed in Exhibit "L." EMPYREAN does not have any patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of EMPYREAN, nor does any present or former stockholder, officer, director or employee of EMPYREAN own any patent rights relating to any products manufactured, rented or sold by EMPYREAN To the best knowledge of EMPYREAN, EMPYREAN has the unrestricted right to use, free and clear of any claims or rights of others, all trade secrets, customer lists, and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by EMPYREAN, except for any rights the presence of which would not result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of EMPYREAN, and, to the best knowledge of EMPYREAN, the continued use thereof by DIRECTION following the Closing will not conflict with, infringe upon, or otherwise violate any rights of others. EMPYREAN has not used and is not making use of any confidential information or trade secrets of any present or past employee of EMPYREAN.

     3.16 Arrangements with Employees; Labor Relations. No stockholder, director, officer or employee of EMPYREAN is presently a party to any transaction with EMPYREAN, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee, except as disclosed in Exhibit "G". There are no bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement. EMPYREAN has no obligations under any collective

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bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement, or under any executive's compensation plan, agreement or arrangement, nor is any union, labor organization or group of employees of EMPYREAN presently seeking the right to enter into collective bargaining with EMPYREAN on behalf of any of its employees, except as disclosed in Exhibit "G". EMPYREAN has furnished DIRECTION with a copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing, and commissions policies applicable to any of EMPYREAN's employees.

     3.17 Insurance. A true and complete listing and general description of each of EMPYREAN's insurance policies as currently in force is set forth in Exhibit "M" attached hereto. Unless otherwise noted, all such insurance policies currently are in full force and effect.

     3.18 Bank Accounts. All bank and savings accounts, and other accounts at similar financial institutions, of EMPYREAN existing at date of Closing are listed on Exhibit "N." Exhibit "N" sets forth the balance(s) of such bank account(s) as of January 31, 2001 and contains a list of the name of each person or entity authorized to sign on the bank accounts, borrow money, or incur or guarantee indebtedness on behalf of EMPYREAN. All expenditures from such bank accounts after January 31, 2001 to the date of this Agreement are set forth in Exhibit "N."

     3.19 Powers of Attorney. Other than that set forth in the Schedule of Exceptions of EMPYREAN, no valid powers of attorney from EMPYREAN to any person or entity exist as of the date of this Agreement.

     3.20 Absence of Questionable Payments. To the best of its knowledge, neither EMPYREAN nor any stockholder, director, officer, agent, employee, consultant or other person associated with or acting on behalf of any of them, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payments to governmental officials or others from corporate funds, engaged in any payments or activity which would be deemed a violation of the Foreign Corrupt Practices Act or rules or regulations promulgated thereunder, or (iii) established or maintained any unlawful or unrecorded accounts.

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     3.21     Reporting Requirements.  EMPYREAN has complied with and will maintain its compliance with all of the reporting requirements under the Act and the Securities Exchange Act of 1934, as amended, through the Closing Date.

     3.22 Relationships with Customers and Suppliers. No present substantial customer or substantial supplier to EMPYREAN has indicated an intention to terminate or materially and adversely alter its existing business relationship therewith, and, to the best knowledge of EMPYREAN, none of the present customers of or substantial suppliers to EMPYREAN intends to do so.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF DIRECTION

     Except as set forth in the Schedule of Exceptions attached hereto and incorporated herein by this reference as Exhibit "O," DIRECTION hereby represents and warrants to, and covenants with, the Stockholder and EMPYREAN as follows:

     4.1 Organization and Corporate Power. DIRECTION is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon DIRECTION. DIRECTION has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties, which it now owns and leases. The Articles of Incorporation as amended to date, certified by the Secretary of State of Nevada, the Bylaws of DIRECTION as amended to date, and the resolutions of DIRECTION's stockholders and directors authorizing the execution, delivery, and performance of this Agreement, all certified by the President and the Secretary of DIRECTION, which have previously been provided to EMPYREAN by DIRECTION, are true and complete copies thereof as currently in effect.

     4.2 Authorization. DIRECTION has full corporate power, legal capacity and corporate authority to enter into this Agreement, to execute all attendant

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documents and instruments contemplated hereby, to enter into this
Reorganization, and to perform all of its obligations hereunder. This Agreement, and each and every other agreement, document and instrument to be executed by DIRECTION in connection herewith, has been effectively authorized by all necessary action on the part of DIRECTION, including without limitation the approvals of DIRECTION's Board of Directors (and stockholders, if necessary) which authorizations remain in full force and effect, have been duly executed and delivered by DIRECTION. A copy of the resolutions of the DIRECTION board of directors and stockholders authorizing the execution, delivery, and performance of this Agreement, all certified by the Secretary of DIRECTION, are attached hereto as Exhibit "P." No other authorizations or proceedings on the part of DIRECTION, or otherwise, are required to authorize this Agreement and/or the transactions contemplated hereby. This Agreement constitutes the legal, valid, and binding obligation of DIRECTION and is enforceable against DIRECTION in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

     4.3. No Conflicts; No Consents. Neither the execution and delivery of this Agreement, nor the consummation by DIRECTION of any of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) conflict with or result in a material breach of, violation of, or default under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of its charter documents) to which DIRECTION is a party or by which it or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to DIRECTION or its assets or properties, the violation of which would have a material adverse effect upon the business, properties, or assets, or in the condition (financial or otherwise) of DIRECTION. No authorization, consent or approval of any public body or authority was or is necessary for the consummation by DIRECTION of the transactions contemplated by this Agreement.

     4.4 Capitalization. The authorized capital stock of DIRECTION consists of 50,000,000 shares of common stock, par value $.001, and 10,000,000 shares of preferred stock. As of the date hereof, there are 10,231,000 shares of common stock issued and outstanding. All of the shares of common stock issued and outstanding are duly authorized, validly issued, fully paid, and nonassessable.

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Except as disclosed in Exhibit "Q," there are no outstanding contracts or other rights to subscribe for or purchase, or contracts or obligations to issue or grant any rights to acquire any equity security of DIRECTION. DIRECTION does not have any contracts or obligations to redeem, repurchase or otherwise reacquire any equity security of DIRECTION. All of the Direction Shares, when issued to the Stockholders, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and shall have been issued in conformity with all applicable laws.

     4.5 Financial Statements of DIRECTION; Absence of Undisclosed Liabilities; No Adverse Changes. Attached hereto as Exhibit "R" are the audited financial statements of DIRECTION for the years ended December 31, 1999 and 1998 and the unaudited financial statements of DIRECTION for the nine months and fiscal quarter ended September 30, 2000, consisting of DIRECTION's balance sheet as of such dates (the "Direction Balance Sheets"), the related statements of profit or loss for the periods then ended, and the respective notes thereto. Such financial statements (and the notes related thereto) are herein sometimes
collectively referred to as the "Direction Financial Statements."   The
Direction Financial Statements (i) are derived from the books and records of DIRECTION, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of DIRECTION, (ii) fairly and accurately present the financial condition of DIRECTION on the date of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto, and (iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise disclosed in the notes thereto). Except as and to the extent reflected or reserved against in the Direction Balance Sheets, and as to matters arising in the ordinary course of its business since the respective dates of the Direction Balance Sheets, DIRECTION has no liability or obligation (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, condition (financial or otherwise) or prospects of DIRECTION. Except as set forth in Exhibit "R," since the dates of the respective Direction Balance Sheets, there has been (a) no declaration, setting aside or payment of any dividend or other distribution with respect to the common stock of DIRECTION or redemption, purchase or other acquisition of any of the common stock of DIRECTION or any split-up or other recapitalization relative to any of the common stock of DIRECTION or any action authorizing or obligating DIRECTION to do any of the foregoing, (b) no loss,

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destruction or damage to any material property or asset of DIRECTION, whether or not insured, (c) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by DIRECTION otherwise than for fair value and in the ordinary course of business, (d) no discharge or satisfaction by DIRECTION of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the Direction Balance Sheets, or current liabilities incurred since the date thereof in the ordinary course of business, (e) no sale, assignment or transfer by DIRECTION of any of its tangible or intangible assets except in the ordinary course of business, cancellation by DIRECTION of any debts, claims or obligations, or mortgage, pledge, subjection of any assets to any lien, charge, security interest or other encumbrance, or waiver by DIRECTION of any rights of value which, in any such case, is material to the business of DIRECTION, (f) no payment of any material bonus to or material change in the compensation of any director, officer or employee, whether directly or by means of any bonus, pension plan, contract or commitment, (g) no write-off or material reduction in the carrying value of any asset which is material to the business of DIRECTION,
(h) no disposition or lapse of rights as to any intangible property which is material to the business of DIRECTION, (i) except for ordinary travel advances, no loans or extensions of credit to stockholders, officers, directors or employees of DIRECTION, (j) no agreement to do any of the things described in this Section 4.5, and (k) no material adverse change in the condition (financial or otherwise) of DIRECTION or in its assets, liabilities, properties, business, or prospects.

     4.6 Tax Matters. DIRECTION has, since its inception, accurately prepared and duly filed all federal, state, county and local tax returns required to have been filed by it in those jurisdictions where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to DIRECTION. Copies of all such tax returns have been made available for inspection by EMPYREAN and the Stockholders prior to the execution hereof. All federal, state, county and local taxes, including but not limited to those taxes due with respect to DIRECTION's properties, income, gross receipts, excise, occupation, franchise, permit, licenses, sales, payroll, and inventory due and payable as of the date of the Closing by DIRECTION have been paid or will be paid prior to the time they become delinquent. The amount reflected in the Direction Balance Sheets as liabilities or reserves for taxes, which are due but not yet payable, is sufficient for the payment of all accrued and unpaid taxes of the types referred to hereinabove.

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     4.7     No Pending Material Litigation or Proceedings.  There are no
actions, suits or proceedings pending or, to the best knowledge of DIRECTION, threatened against or affecting DIRECTION (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the Stockholders, officers or directors of DIRECTION in connection with the business, operations or affairs of DIRECTION, which might result in any material adverse change in the business, properties or assets, or in the condition (financial or otherwise) of DIRECTION, or which question or challenge the Reorganization. DIRECTION is not subject to any voluntary or involuntary proceeding under applicable bankruptcy laws and has not made an assignment for the benefit of creditors.

     4.8 Compliance with Laws. DIRECTION (i) holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business as presently conducted and which the failure to so hold would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of DIRECTION, and (ii) has complied with all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over it, which the failure to comply with would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of DIRECTION.

     4.9 Disclosure. Neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to EMPYREAN or the Stockholders by or on behalf of DIRECTION in connection with the transactions contemplated by this Agreement contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to be stated in order to make the statements contained herein or therein, when taken as a whole, not misleading. DIRECTION has no knowledge of any fact which has not been disclosed in writing to EMPYREAN or the Stockholders which may reasonably be expected to materially and adversely affect the business, properties, operations, and/or prospects of DIRECTION or the ability of DIRECTION to perform all of the obligations to be performed by DIRECTION under this Agreement and/or any other agreement between EMPYREAN and DIRECTION to be entered into pursuant to any provision of this Agreement. A copy of DIRECTION's

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Annual Report on Form 10-KSB for the year ended December 31, 1999 (the "Annual
Report") and Quarterly Report on Form 10-QSB are attached hereto as Exhibits "S" and "T."

     4.10 Subsidiaries. DIRECTION has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever except as reflected in the Direction Financial Statements.

     4.11 Offering. Subject to the accuracy of the Stockholders' representations in Section 5.4 hereof, the offer, sale, and issuance of the Direction Shares to be issued in conformity with the terms of this Agreement and the transactions contemplated hereby, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and from all applicable state registration or qualification requirements.

     4.12 Real Property. The Annual Report attached hereto as Exhibit "S" contains a description of the real property leased to and occupied by DIRECTION, and except as set forth in Exhibit "O," DIRECTION neither owns or leases, nor occupies, any other real property. The building and all fixtures and improvements located on such real property are in good operating condition, ordinary wear and tear excepted. To the best of its knowledge, DIRECTION is not in violation of any material zoning, building or safety ordinance, regulation or requirement, or other law or regulation applicable to the operation of owned or leased properties, and DIRECTION has not received any notice of violation with which its has not complied. All leases of real property to which DIRECTION is a party and which are material to the business of DIRECTION are fully effective in accordance with their respective terms and afford DIRECTION peaceful and undisturbed possession of the subject matter of the lease, and, to the best knowledge of DIRECTION, there exists no default on the part of DIRECTION or termination thereof.

     4.13 Tangible Personal Property. DIRECTION has good and marketable title to, or in the case of leased equipment a valid leasehold interest in, and is in possession of, all such items of personal property owned or leased by it, free and clear of all title defects, mortgages, pledges, security interests conditional sales agreements, liens, restrictions or encumbrances, the presence of which would result in a material adverse change in the business, properties,

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or assets, or the condition (financial or otherwise) of DIRECTION. All leases of tangible personal property to which DIRECTION is a party and which are material to the business of DIRECTION are fully effective in accordance with their respective terms, and, to the best knowledge of DIRECTION, there exists no default on the part of DIRECTION or termination thereof, the presence of which would result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of DIRECTION. Each item of capital equipment reflected in the Direction Balance Sheets which is used in the current conduct of DIRECTION's business is in good operating and usable condition and repair, ordinary wear and tear excepted, and is and will be suitable for use in the ordinary course of DIRECTION's business and fit for its intended purposes.

     4.14 Contracts and Commitments. DIRECTION has no contract, agreement, obligation or commitment, written or oral, expressed or implied, which involves a commitment or liability of DIRECTION in excess of $1,000, and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases, or bonus, health or stock option plans, except as described in Exhibit "O." True and complete copies of all such contracts and other agreements listed in Exhibit "O" have been made available to EMPYREAN prior to the execution hereof. DIRECTION has performed and complied in all material respects with all obligations required to be performed by it to date under, and is not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein has not been and shall not be materially and adversely affected by the execution and delivery of this Agreement without any further action. DIRECTION has no contract, agreement, obligation or commitment which requires or will require future expenditures (including internal costs and overhead) in excess of reasonably anticipated receipts, nor which is likely to be materially adverse to DIRECTION's business, assets, condition (financial and otherwise), or prospects.

     4.15 Proprietary Information. DIRECTION does not have any patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of DIRECTION, nor does any present or former stockholder, officer, director or employee of DIRECTION own

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any patent rights relating to any products manufactured, rented or sold by
DIRECTION except as disclosed in Exhibit "U." To the best knowledge of DIRECTION, DIRECTION has the unrestricted right to use, free and clear of any claims or rights of others, all trade secrets, customer lists, and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by DIRECTION, except for any rights the presence of which would not result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of DIRECTION, and, to the best knowledge of DIRECTION, the continued use thereof by DIRECTION following the Closing will not conflict with, infringe upon, or otherwise violate any rights of others. DIRECTION has not used and is not making use of any confidential information or trade secrets of any present or past employee of DIRECTION.

     4.16 Insurance. A true and complete listing and general description of each of DIRECTION's insurance policies as currently in force is set forth in Exhibit "V" attached hereto. Unless otherwise noted, all such insurance policies currently are in full force and effect.

     4.17 Arrangements with Employees; Labor Relations. Except as set forth in Exhibit "O," no stockholder, director, officer or employee of DIRECTION is presently a party to any transaction with DIRECTION, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There are no bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement. DIRECTION has no obligations under any collective bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement, or under any executive's compensation plan, agreement or arrangement, nor is any union, labor organization or group of employees of DIRECTION presently seeking the right to enter into collective bargaining with DIRECTION on behalf of any of its employees. DIRECTION has furnished DIRECTION with a

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copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing, and commissions policies applicable to any of DIRECTION's employees.

     4.18 Bank Accounts. All bank and savings accounts, and other accounts at similar financial institutions, of DIRECTION existing at date of Closing are listed on Exhibit "W." Exhibit "W" contains a list of the name of each person or entity authorized to sign on the bank accounts, borrow money, or incur or guarantee indebtedness on behalf of DIRECTION.

     4.19 Powers of Attorney. Other than that set forth in the Schedule of Exceptions of DIRECTION, no valid powers of attorney from DIRECTION to any person or entity exist as of the date of this Agreement.

     4.20 Absence of Questionable Payments. To the best of its knowledge, neither DIRECTION nor any stockholder, director, officer, agent, employee, consultant or other person associated with or acting on behalf of any of them, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payments to governmental officials or others from corporate funds, engaged in any payments or activity which would be deemed a violation of the Foreign Corrupt Practices Act or rules or regulations promulgated thereunder, or (iii) established or maintained any unlawful or unrecorded accounts.

     4.21 Reporting Requirements. DIRECTION has complied with and will maintain its compliance with all of the reporting requirements under the Act and the Securities Exchange Act of 1934, as amended, through the Closing Date.

     4.22 Relationships with Customers and Suppliers. No present substantial customer or substantial supplier to DIRECTION has indicated an intention to terminate or materially and adversely alter its existing business relationship therewith, and, to the best knowledge of DIRECTION, none of the present customers of or substantial suppliers to DIRECTION intends to do so.

                                    ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

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     Each of the Stockholders, severally and not jointly, represents and warrants to and covenants with DIRECTION, as of the date hereof, as follows:

     5.1 Authority. Each Stockholder has full rights, power, and authority to enter into this Agreement; the execution, delivery, and performance of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby will not conflict with or result in a breach of any agreement to which the Stockholder is a party and which a conflict or breach thereof would have a material adverse effect upon the Stockholder or the Stockholder's properties or assets.

     5.2 Title. Each Stockholder has valid and marketable title to the number of shares set forth opposite the Stockholder's name on Exhibit "A," free and clear of any pledge, lien, security interest, or encumbrance other than pursuant to this Agreement. As of the Closing Date and to the knowledge of the Stockholder, there is no lien, charge, mortgage, pledge, conditional sale agreement, or other encumbrance of any kind or nature recorded in the book of registry of stockholders of EMPYREAN with respect to any of the Empyrean Shares owned by the Stockholder and the Empyrean Shares set forth in Exhibit "A" are duly registered in the name of the Stockholder as set forth in Exhibit "A."

     5.3 Restricted Stock. Each Stockholder acknowledges that the Direction Shares being issued to the Stockholder hereunder will be issued by DIRECTION without registration or qualification or other filings being made under the Act, or the securities or "blue sky" laws of any state, in reliance upon specific exemptions therefrom, and in furtherance thereof the Stockholder represents that he or she is acquiring and will hold the shares to be delivered hereunder for his or her own account, for investment only, and not for distribution within the meaning of the U.S. federal securities laws. The Stockholder acknowledges that a legend, substantially in the following form, shall be placed upon the face of each certificate representing any of Direction Shares being delivered to the Stockholder hereunder:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE RESTRICTED SECURITIES, AND NO OFFER, SALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR THE SECURITIES REPRESENTED HEREBY, OR OF ANY INTEREST HEREIN, MAY BE MADE WITHOUT SUCH REGISTRATION UNLESS, IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

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     5.4     Lock-Up Agreement.  The Stockholders agree that any of their
Direction Shares shall be sold in accordance with the provisions of Rule 144 promulgated under the Securities Act of 1933. The certificates evidencing the Direction Shares owned by Stockholders who elect to be included in the Registration Statement shall bear the following additional legend:

      THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED IN ACCORDANCE WITH AN AGREEMENT BETWEEN THE STOCKHOLDER AND THE COMPANY, AND NO OFFER, SALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR THE SECURITIES REPRESENTED HEREBY, OR OF ANY INTEREST HEREIN, MAY BE MADE WITHOUT AN OPINION OF COUNSEL TO THE COMPANY EVIDENCING COMPLIANCE WITH SUCH AGREEMENT.

                                   ARTICLE VI

                                 MISCELLANEOUS

     6.1     Taxes and Expenses.

          6.1.1 Except as otherwise expressly provided in 6.1.2 immediately below, each of DIRECTION and EMPYREAN shall pay all of their own respective taxes due prior to the Closing, attorneys' fees and other costs and expenses payable in connection with or as a result of the transactions contemplated hereby and the performance and compliance with all agreements and conditions contained in this Agreement respectively to be performed or observed by each of them. The parties represent and warrant that no brokerage, finders' or other similar fees are being paid by any of the parties in connection with this Agreement.

          6.1.2 The representations and warranties of EMPYREAN, the Stockholders, and DIRECTION contained herein and in any other document or instrument delivered by or on behalf of EMPYREAN and/or the Stockholders or on behalf of DIRECTION pursuant hereto, as such may be qualified in Exhibits "G" or

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"O," respectively, shall survive the Closing and any investigations made by or on behalf of DIRECTION made prior to the Closing, and shall remain in full force and effect for a period of two full years from the date of the Closing the ("Warranty Period"), and thereupon expire.

     6.2 Other Documents. Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of them for the implementation and consummation of this Agreement and the transactions herein contemplated.

     6.3 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the heirs, personal representatives, successors and assigns of DIRECTION, the Stockholder, and EMPYREAN, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

     6.4 Governing Law. This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Nevada.

     6.5 Notices. Any notice or the delivery of any item to be delivered by a party hereto shall be delivered personally, by U.S. mail, return receipt requested, or by Federal Express, next-day delivery. Any personal delivery made shall be deemed to have been made upon the execution of a receipt for the item to be delivered by the party to whom delivery is made. Delivery by U.S. mail or Federal Express shall be deemed to have been made when delivered by Federal Express to the party to whom addressed. All such deliveries shall be made to the following addresses, or such other addresses as the parties may have instructed the others in accordance with the provisions of this Paragraph:

(a)  If to DIRECTION:     DIRECTION TECHNOLOGIES, INC.
                          250 "H" Street, Suite 723
                          Blaine, Washington  98230

     With copies to:      Bruce H. Haglund, Esq.
                          Gibson, Haglund & Paulsen
                          2 Park Place, Suite 450
                          Irvine, California  92614

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(b)  If to EMPYREAN
     or the Stockholders: EMPYREAN COMMUNICATIONS, INC.
                          2920 Shadowbriar Drive, Suite 1328
                          Houston, Texas  77082

     With copies to:      George A. Burks, Attorney
                          3000 Wilcrest, Suite 115
                          Houston, Texas 77042

Any party hereto may change its address by written notice to the other party given in accordance with this Section 6.5.

     6.6 Entire Agreement. This Agreement and the exhibits attached hereto contains the entire agreement between the parties and supersede all prior agreements, understandings and writings between the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting with authority on behalf of any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by DIRECTION, EMPYREAN, and all of the Stockholders or the Stockholder Representative acting on behalf of the Stockholders.

     6.7 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any court, department, official, political subdivision, agency or other instrumentality of any government, whether state, local or federal, the remaining provisions of this Agreement to the extent permitted by law shall remain in full force and effect. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision hereof invalid or unenforceable in any respect.

     6.8 Headings. The captions and headings used herein are for convenience only and shall not be construed as a part of this Agreement.

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     6.9     Attorneys' Fees.  In the event of any litigation between DIRECTION and EMPYREAN, the non-prevailing party shall pay the reasonable expenses, including the attorneys' fees, of the prevailing party in connection therewith.

     6.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

     6.11 Gender. Whenever the content of this Agreement requires, the masculine gender shall include the feminine or neuter, and the singular number shall include the plural.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

DIRECTION TECHNOLOGIES, INC.                 EMPYREAN COMMUNICATIONS, INC.
a Nevada corporation                         a Texas corporation

By: /s/ KENNETH B. LIEBSCHER                 By: /s/ DALE A. RENAUD
   --------------------------------             --------------------------------
Kenneth B. Liebscher, Director and              Dale A. Renaud,
Its Duly Authorized Agent                       President


STOCKHOLDERS:

VNET INVESTMENT COMPANY                      STARBRIGHT MMG LIMITED PARTNERSHIP


By: /s/ TOM SKIPPON                          By: /s/ ALBERT P. FOLSOM
   --------------------------------             --------------------------------
TOM SKIPPON                                  ALBERT P. FOLSOM

RENAUD FAMILY TRUST                          QUADRANT FINANCIAL INC.


By: /s/ GEORGE A. BURKS                      By: /s/ LUCILLE OEI
   --------------------------------             --------------------------------
George A. Burks, Attorney                    LUCILLE OEI
Trustee

VINTAGE INTERNATIONAL INC.

By: /s/ PETER L. THOMPSON                    /s/ LANA M. CAMPBELL
   --------------------------------          -----------------------------------
PETER L. THOMPSON                            LANA M. CAMPBELL


/s/ GEORGE J. RENAUD                         /s/ CHARLES KARPOWICZ
-----------------------------------          -----------------------------------
GEORGE J. RENAUD                             CHARLES KARPOWICZ

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